UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
12400 High Bluff Drive			92130
San Diego	California		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 3.03 Material Modification to Rights of Security Holders.

On May 20, 2026, at the 2026 Annual Meeting of Stockholders (the Annual Meeting) of Tandem Diabetes Care, Inc. (the Company), upon recommendation of the Company’s Board of Directors (the Board), the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to: (i) provide for removal of directors with or without cause, as required by Section 141(k) of the Delaware General Corporation Law (DGCL); and (ii) among other things, (x) limit the liability of officers of the Company to the maximum extent permitted by law as permitted pursuant to Section 102(b)(7) of the DGCL and (y) implement certain other changes based on updates to the DGCL (together, the Charter Amendments). The descriptions of the Charter Amendments are set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 7, 2026 (the Proxy Statement), in the sections titled “Proposal 4: Section 141(k) Amendment” and “Proposal 5: Officer Exculpation Amendment” and are incorporated by reference herein.

Following stockholder approval at the Annual Meeting, on May 21, 2026, the Company filed an Amended and Restated Certificate of Incorporation (the Amended and Restated Charter) integrating the Charter Amendments with the Secretary of State of the State of Delaware.

The description of the Charter Amendments contained herein and in the Proxy Statement are qualified in their entirety by reference to the Amended and Restated Charter, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s stockholders also approved the Company’s 2023 Long-Term Incentive Plan, as amended, to, among other things, increase the number of shares of the Company’s common stock (Common Stock) authorized for issuance under the plan by 3,260,000 shares (as so amended, the Amended Plan). The Amended Plan was previously approved by the Board, subject to stockholder approval at the Annual Meeting. A description of the Amended Plan is set forth in the Proxy Statement in the section titled “Proposal 3: 2023 Long-Term Incentive Plan.”

The description of the Amended Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the Amended Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2026, the Company held the Annual Meeting. There were 68,504,233 shares of Common Stock outstanding on March 23, 2026, the record date for the Annual Meeting, and 57,964,375 shares of Common Stock were present virtually or represented by proxy at the Annual Meeting.

The following tables set forth the final results of the voting for the matters voted upon at the Annual Meeting. These matters are described in more detail in the Proxy Statement.

Proposal 1: To elect nine directors for a one-year term expiring at the 2027 annual meeting of stockholders. The stockholders elected nine directors by the following votes:

Name of Director	For	Against	Abstain	Broker Non-Votes
Rebecca Robertson	54,160,282	799,310	25,702	2,979,081
Sandra Beaver	54,607,191	348,050	30,053	2,979,081
Myoungil Cha	54,456,358	502,290	26,646	2,979,081
Peyton Howell	54,179,597	773,220	32,477	2,979,081
Joao Malagueira	54,454,159	499,747	31,388	2,979,081
Kathleen McGroddy-Goetz	54,312,399	641,726	31,169	2,979,081
John Sheridan	54,432,569	536,164	16,561	2,979,081

Rajwant Sodhi	54,328,131	621,295	35,868	2,979,081
Christopher Twomey	47,921,655	7,034,208	29,431	2,979,081

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
53,460,747	1,481,027	43,520	2,979,081

Proposal 3: To approve the Amended Plan to, among other things, increase the number of shares authorized for issuance under the plan. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
53,846,696	1,108,529	30,069	2,979,081

Proposal 4: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for removal of directors with or without cause, as required by Section 141(k) of the DGCL. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
57,818,029	126,025	20,321	0

Proposal 5: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to, among other things, (i) limit the liability of officers of the Company to the maximum extent permitted by law as permitted pursuant to Section 102(b)(7) of the DGCL, and (ii) implement certain other changes based on updates to the DGCL. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
45,926,405	9,043,831	15,058	2,979,081

Proposal 6: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. This proposal was approved and the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
57,493,084	454,735	16,556	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
3.1	Amended and Restated Certificate of Incorporation (as amended and currently in effect).
10.1	Tandem Diabetes Care, Inc. 2023 Long-Term Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ SHANNON M. HANSEN
Shannon M. Hansen
Executive Vice President, Chief Legal, Privacy & Compliance Officer and Secretary
Date: May 21, 2026
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